UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005


                        Financial Asset Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-121661-20                   06-1442101
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


600 Steamboat Road, Greenwich, Connecticut                  06830
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (203) 625-2700


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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On June 23, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-A, Asset-Backed Certificates, Series 2005-A (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP ("Countrywide") and GMAC Servicing Corporation as servicers (the "Servicers") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class B-4 Certificates", "Class X Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $582,400,000 as of June 1, 2005 (the "Cut-off Date"). The Initial Mortgage Loans were purchased pursuant to six Assignment and Recognition Agreements, dated June 23, 2005 (the "Seller Sale Agreements"), among the Seller, the Depositor and Countrywide Home Loans, Inc., Aames Capital Corporation, Fremont Investment & Loan, Meritage Mortgage Corp., E-Loan, Inc. and First National Bank of Nevada (each, an "Originator"), as applicable. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 17, 2005 (the "Underwriting Agreement") between the Depositor and the Underwriter. The Class M-10 Certificates, the Class M-11 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated June 23, 2005 (the "Purchase Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

================================================================================
       Class          Initial Certificate Principal        Pass-Through Rate
                       Balance or Notional Amount
--------------------------------------------------------------------------------
        A-1                $  418,600,000.00                   Variable
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        M-1                $   30,550,000.00                   Variable
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        M-2                $   28,275,000.00                   Variable
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        M-3                $   18,200,000.00                   Variable
--------------------------------------------------------------------------------
        M-4                $   18,200,000.00                   Variable
--------------------------------------------------------------------------------
        M-5                $   15,600,000.00                   Variable
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        M-6                $   15,600,000.00                   Variable
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        M-7                $   13,975,000.00                   Variable
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        M-8                $   12,350,000.00                   Variable
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        M-9                $   12,025,000.00                   Variable
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       M-10                $   11,050,000.00                   Variable
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       M-11                $   10,725,000.00                   Variable
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        B-1                $   13,650,000.00                   Variable
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        B-2                $   11,375,000.00                   Variable
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        B-3                $   11,050,000.00                   Variable
--------------------------------------------------------------------------------
        B-4                $    9,750,000.00                   Variable
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         C                 $            0.00                   Variable
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         P                 $100.00                                N/A
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         R                 100.00%                                N/A
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        R-X                100.00%                                N/A
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         X                 100.00%                                N/A
================================================================================

                  The Certificates, other than the Class M-10 Certificates, Class M-11 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class X Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2005 and the Prospectus Supplement, dated June 17, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, Class M-11 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class X Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

            Exhibit No.                      Description
            -----------                      -----------

                4.1 Pooling and Servicing Agreement, dated as of June 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-A Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2005

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Frank Skibo
                                                ----------------------------
                                            Name:   Frank Skibo
                                            Title:  Managing Director


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                               INDEX TO EXHIBITS

                                                                   Sequentially
 Exhibit No.                     Description                       Numbered Page
 -----------                     -----------                       -------------

     4.1          Pooling and Servicing Agreement, dated as              7
                  of June 1, 2005, by and among Financial
                  Asset Securities Corp. as Depositor,
                  Countrywide Home Loans Servicing LP and
                  GMAC Mortgage Corporation as Servicers and
                  Deutsche Bank National Trust Company as
                  Trustee, relating to the Series 2005-A
                  Certificates.